UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549



                                 FORM 8-K



                              CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: June 17, 1998



                            TYREX OIL COMPANY
          (Exact Name of Registrant as specified in its charter)




            Wyoming             	0-9358	              	83-0245581
(State or other jurisdiction  	(Commission		      	(I.R.S. Employer
     	of incorporation)       	File Number)       	Identification No.



          	6886 S. Yosemite Street
           	Englewood, Colorado				                      	80112
	(Address of principal executive offices)		            (Zip Code)



                              (303) 741-9123
             (Registrant's telephone number, including area code)






Item 4.  Change in Registrant's Certifying Accountant

	(a)(1)(i) 	On June 15, 1998, the Registrant's independent accountants,
John M. Hanson & Company, P.C. ("Hanson") informed the Registrant that Hanson was resigning the engagement due to Hanson's decision to, as a firm, cease performing SEC engagements.  (See Form 8-K filed with the Securities and
Exchange Commission dated June 15, 1998.)  As a result of this resignation, the Company is engaging the firm of Balogh & Tjornehoj, LLP to perform the audit for the fiscal year ending June 30, 1998.

	(a)(1)(ii) 	The report on the Registrant's financial statements for the
past two years as rendered by Hanson did not contain a disclaimer, adverse opinion and was not qualified or modified as to uncertainty, audit, scope or accounting principles.

	(a)(1)(iii)	The Board of Directors and the Audit Committee of the
Registrant approved the change in certifying accountants to Balogh & Tjornehoj, LLP on June 17, 1998.

	(a)(1)(iv)	During the Registrant's two most recent fiscal years and
through the date of Hanson's resignation, there were no disagreements with Hanson on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure.

	(a)(1)(v)	Not applicable.

	(a)(2)	The Registrant has engaged Balogh & Tjornehoj, LLP as its
independent accountants for the Registrant's fiscal year ending June 30, 1998. There were no consultations between the Registrant and Balogh & Tjornehoj, LLP during the Registrant's two prior fiscal years ended June 30, 1997 and 1996 or during the interim period until June 17, 1998 as to any matter described in subitem (i) or (ii) of item 3(a)(2).

	(a)(3)	The concurrence letter of Hanson is filed herewith under
Item 7.


Item 7. Financial Statements and Exhibits

	(c)	Exhibits.
		Letter regarding resignation of certifying
   		accountant.                                          		Exhibit I

		Letter regarding change in certifying
   		accountant.	                                          	Exhibit II


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       	Tyrex Oil Company
                                         	(Registrant)

Date:  June 23, 1998               	By:  /s/ Frederick J. Slack
                                      	Frederick J. Slack,
                                     	Chief Executive Officer


                                Exhibit I



June 15, 1998

Paul Kaufhold
Chief Financial Officer
Tyrex Oil Company
6886 So. Yosemite St.
Englewood, CO  80112

Dear Mr. Kaufhold:

This is to notify you that John M. Hanson & Company, P.C., decided to cease performing SEC engagements, and accordingly is resigning from the client-auditor relationship between Tyrex Oil Company (Commission File Number 0-9358) and John M. Hanson & company, P.C., and that the client-auditor relationship has ceased.

Sincerely,

/s/ John M. Hanson & Company, P.C.

John M. Hanson & Company, P.C.

cc:	FAX (202) 942-9656
	SEC Office of the Chief Accountant
	Attn:  SECPS Letter File
	Mail stop 9-5






                                 Exhibit II


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549


Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Tyrex Oil Company (Commission file number 0-9358) dated June 15, 1998. A copy of 8K is enclosed.

/s/  John M. Hanson & Company, P.C.

John M. Hanson & Company, P.C.
Denver, Colorado
June 17, 1998